UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) October 15, 2004

Bone Care International, Inc.

(Exact name of registrant as specified in its charter)

Wisconsin	0-27854	39-1527471
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1600 Aspen Commons, Suite 300
Middleton, Wisconsin	53719
(Address of principal executive offices)	(Zip Code)

(608) 662-7800
(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EMPLOYMENT AGREEMENT BETWEEN REGISTRANT & PAUL L. BERNS
EMPLOYMENT AGREEMENT BETWEEN REGISTRANT & JAMES V. CARUSO
EMPLOYMENT AGREEMENT BETWEEN REGISTRANT & BRIAN J. HAYDEN
EMPLOYMENT AGREEMENT BETWEEN REGISTRANT & JEFFREY J. FREITAG
EMPLOYMENT AGREEMENT BETWEEN REGISTRANT & CARMINE J. DURHAM
EMPLOYMENT AGREEMENT BETWEEN REGISTRANT & R. ANDREW MORGAN
EMPLOYMENT AGREEMENT BETWEEN REGISTRANT & C. BASIL MUNDY
EMPLOYMENT AGREEMENT BETWEEN REGISTRANT & CHRYS KOKINO

Item 1.01 Entry into a Material Definitive Agreement.

         On October 15, 2004 we entered into employment agreements with each of our executive officers. The following is a summary of each of the employment agreements, each of which is filed as an exhibit to this report, and the following summary is qualified in its entirety by reference to the complete text of the employment agreement.

         Each employment agreement provides for an initial base salary for the executive officer which will be reviewed annually by the compensation committee of our board of directors, eligibility to receive an annual incentive bonus as determined by the compensation committee, and participation in other benefit plans during the executive officer’s employment. Each employment agreement is terminable at any time except that if the agreement is terminated other than as a result of the executive officer’s death or disability or other than for cause (as defined in the employment agreement), the executive officer will be entitled to severance payments of the executive officer’s salary for twelve months and payment of health care premiums for up to twelve months. The employment agreement for Paul Berns, our chief executive officer, provides that in the event of such a termination of the agreement, Mr. Berns would be entitled to receive severance payments of his salary for twenty-four months, payment of health care premiums for up to twelve months, a lump sum cash payment equal to two times his annual bonus for the fiscal year in which the termination occurs and outplacement assistance services for a period of twelve months at a cost to the company not to exceed $15,000.

Item 9.01 Financial Statements and Exhibits.

The following exhibits are filed as part of this report:

10.1	Employment Agreement between the Registrant and Paul L. Berns.

10.2	Employment Agreement between the Registrant and James V. Caruso.

10.3	Employment Agreement between the Registrant and Brian J. Hayden.

10.4	Employment Agreement between the Registrant and Jeffrey J. Freitag.

10.5	Employment Agreement between the Registrant and Carmine J. Durham.

10.6	Employment Agreement between the Registrant and R. Andrew Morgan.

10.7	Employment Agreement between the Registrant and C. Basil Mundy.

10.8	Employment Agreement between the Registrant and Chrys Kokino.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly cased this report to be signed on its behalf by the undersigned thereunto duly authorized.

BONE CARE INTERNATIONAL, INC.
Date: October 20, 2004	By:	/s/ Brian J. Hayden
		Name:	Brian J. Hayden
		Title:	VP Finance